================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21380

          Flaherty & Crumrine/Claymore Total Return Fund Incorporated
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                                Pasadena,CA 91101
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                                Pasadena,CA 91101
                    ---------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                     Date of reporting period: May 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine/Claymore Total Return Fund:

     During the three month period ending May 31, 2011, the Fund's total return on net asset value was +5.2%. Over the first half of fiscal 2011 the return on NAV was +11.3%. The table below presents these and other performance measures of interest to investors.

                        TOTAL RETURN ON NET ASSET VALUE
                         FOR PERIODS ENDED MAY 31, 2011

                                               ACTUAL RETURNS    AVERAGE ANNUALIZED RETURNS
                                          ---------------------  --------------------------
                                          THREE     SIX    ONE    THREE   FIVE      LIFE OF
                                          MONTHS   MONTHS  YEAR   YEARS   YEARS      FUND(1)
                                          ------   ------  ----   -----   -----   ---------
Flaherty & Crumrine/Claymore Total
Return Fund ............................     5.2%  11.3%   31.1%   15.7%    7.0%        6.4%
Barclays Capital U.S. Aggregate Index(2)     2.6%   1.9%    5.8%    6.5%    6.6%        5.4%
S&P 500 Index(3) .......................     1.8%  15.0%   26.0%    0.9%    3.3%        6.0%

---------------
(1)  Since inception on August 26, 2003.

(2) The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. This index was formerly known as the Lehman Brothers U.S. Aggregate Index.

(3) The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

     At the risk of sounding like a broken record, we reprise our caution of the past few letters: returns of this magnitude are unlikely to be repeated. The market for preferred securities has had a nice run recovering from the depths of the financial crisis in early 2009. Prices on many securities are now at or above levels of three years ago, and we view the overall preferred market as fairly priced relative to other broad asset classes.

     Of course, this does not mean all individual securities are perfectly valued. Pricing inefficiencies are an endearing part of the preferred market, and it is unlikely this will change. Part of our job is to identify and take advantage of opportunities as they present themselves. Our credit analysis and security selection, as well as effective management of leverage, have been at the heart of the Fund's excellent performance.

     Financial markets are still facing some major uncertainties. First and foremost, the economic outlook is as cloudy as ever. European leaders are dealing with the Greek debt crisis, and other sovereign credit problems are lurking in the background. Private sector debt shrunk during the financial crisis; now it's the public sector's turn, and it is far from clear how that will play out. Effects of the Japanese earthquake and tsunami are still being felt and likely will take years to resolve fully. The housing market remains an albatross around the neck of the U.S. economy (among others). And worldwide, financial regulators have yet to fully articulate a new set of rules for bank capital and regulation.

     We see both risk and opportunity in these uncertainties. As always, we will do our best to minimize the risk and capitalize on the opportunities.

     In the discussion topics that follow, we present a more detailed review of the Fund's performance, as well as further discussion on several topics mentioned above. As always, we encourage you to visit www.fcclaymore.com to read our Quarterly Economic Update, as well as more detailed discussion of the wonderful world of preferred securities.

Sincerely,

-s- Donald F. Crumrine                     -s- Robert M. Ettinger
-------------------------------            -------------------------------
Donald F. Crumrine                         Robert M. Ettinger
Chairman                                   President

July 8, 2011

                               DISCUSSION TOPICS

THE FUND'S PORTFOLIO RESULTS AND COMPONENTS OF TOTAL RETURN ON NET ASSET VALUE
(NAV)

     The table below reflects performance of each investment technique available for use by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates (see the following discussion on the status of the Fund's interest-rate hedging strategy); and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund's operating expenses. All of the parts are summed to determine total return on the Fund's NAV.

                    COMPONENTS OF FLC'S TOTAL RETURN ON NAV
                     FOR THE SIX MONTHS ENDED MAY 31, 2011

-------------------------------------------------------------------------------------------------
                                                                                       Six Months(*)
-------------------------------------------------------------------------------------------------
Total Return on Unleveraged Securities Portfolio (including principal and income)...        +8.2%
Return from Interest Rate Hedging Strategy .........................................         N/A
Impact of Leverage (including leverage expense) ....................................        +3.8%
Expenses (excluding leverage expense) ..............................................        -0.7%
-------------------------------------------------------------------------------------------------
 Total Return on NAV ...............................................................       +11.3%

--------------------
(*) Actual, not annualized.

     Over the first half of fiscal 2011, the Fund's investment portfolio has continued to perform well, both absolutely and relative to various sectors of the preferred market as measured by the various Bank of America Merrill Lynch preferred market indices shown in the table below. During this recent six month period, only the Bank of America Merrill Lynch adjustable-rate preferred index, reflecting just 2% of the total preferred market, earned a comparable return to that of the Fund's portfolio (the first row of the above table).

 TOTAL RETURNS OF BANK OF AMERICA MERRILL LYNCH PREFERRED SECURITIES INDICES(*)
                     FOR THE SIX MONTHS ENDED MAY 31, 2011

---------------------------------------------------------------------------------------
                                                                             Six Months
---------------------------------------------------------------------------------------
BofA Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) ................        +6.0%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) ........        +5.1%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM)...        +6.2%
BofA Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM)....        +8.1%
---------------------------------------------------------------------------------------

---------------
(*) The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) includes adjustable rate preferred securities issued by U.S. corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income, and, unlike the Fund's returns, are unmanaged and do not reflect any expenses.

     The Fund's six-month NAV performance (positive 11.3%) demonstrates continued success of the strategy of using leverage to enhance return on the Fund's portfolio sufficiently to absorb its expenses and permit the NAV of the Fund to still outperform all of the unleveraged preferred market indices.

TOTAL RETURN ON MARKET PRICE OF FUND SHARES

     While our focus continues to be on managing the Fund's investment portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the market price of Fund shares. Even following the strong results over recent years, the market price of Fund shares continued to perform well during the current fiscal year-to-date, producing a total return of +13.5% through May 31st.

     In a perfect world, the market price of Fund shares would track the Fund's NAV. As can be seen from the graph below, this often is not the case. Since the Fund's inception, its market price has generally been moderately below its NAV (in market parlance, "trading at a discount"), and dropped well below the underlying value of each Fund share during the depths of the recent financial crisis. However, more recently the market price has traded more in line with the underlying value of the Fund's shares, and currently is trading at a premium to NAV. Because the Fund's premium to NAV expanded slightly over the current fiscal year-to-date, the total return earned on its market price exceeded the total return on NAV.

Flaherty & Crumrine/Claymore Total Return Fund (FLC)
Premium/Discount of Market Price to NAV through 06/30/2011

8/29/03    0.0491
9/5/03     0.0477
9/12/03    0.0408
9/19/03    0.0362
9/26/03    0.0249
10/3/03    0.0275
10/10/03   0.0305
10/17/03   0.0428
10/24/03   0.0377
10/31/03   0.0466
11/7/03    0.0678
11/14/03   0.0453
11/21/03   0.0482
11/28/03   0.0341
12/5/03    0.036
12/12/03   0.0365
12/19/03   0.0287

12/26/03   0.0477
1/2/04     0.0444
1/9/04     0.0373
1/16/04    0.064
1/23/04    0.0465
1/30/04    0.0467
2/6/04     0.0647
2/13/04    0.0581
2/20/04    0.0597
2/27/04    0.0461
3/5/04     0.0312
3/12/04    0.0487
3/19/04    0.0486
3/26/04    0.0444
4/2/04     0.066
4/9/04     0.0363
4/16/04    0.0107
4/23/04    0.0017
4/30/04    -0.0325
5/7/04     -0.0729
5/14/04    -0.033
5/21/04    -0.0305
5/28/04    0.0017
6/4/04     0.0034
6/11/04    -0.0056
6/18/04    0.006
6/25/04    -0.031
7/2/04     0.0039
7/9/04     0.0009
7/16/04    -0.0191
7/23/04    -0.027
7/30/04    -0.0253
8/6/04     0.0077
8/13/04    -0.0072
8/20/04    -0.006
8/27/04    -0.0085
9/3/04     0.0115
9/10/04    -0.0021
9/17/04    0.0188
9/24/04    -0.0195
10/1/04    -0.0063
10/8/04    -0.0117
10/15/04   -0.0004
10/22/04   0.0198
10/29/04   0.021
11/5/04    0.0244
11/12/04   0.0055
11/19/04   0.0147
11/26/04   0.0214
12/3/04    0.0228
12/10/04   0.0163
12/17/04   0.0266
12/24/04   0.0197
12/31/04   0.0299

1/7/05     0.025
1/14/05    0.0145
1/21/05    0.0066
1/28/05    0.0004
2/4/05     0.0053
2/11/05    -0.0037
2/18/05    -0.0353
2/25/05    -0.028
3/4/05     -0.0291
3/11/05    -0.0379
3/18/05    -0.071
3/25/05    -0.0939
4/1/05     -0.0907
4/8/05     -0.0967
4/15/05    -0.0987
4/22/05    -0.0953
4/29/05    -0.0873
5/6/05     -0.0793
5/13/05    -0.0827
5/20/05    -0.0736
5/27/05    -0.0716
6/3/05     -0.0771
6/10/05    -0.0655
6/17/05    -0.0603
6/24/05    -0.0781
7/1/05     -0.0642
7/8/05     -0.0601
7/15/05    -0.0559
7/22/05    -0.0757
7/29/05    -0.0632
8/5/05     -0.0678
8/12/05    -0.0767
8/19/05    -0.0696
8/26/05    -0.0712
9/2/05     -0.0618
9/9/05     -0.0463
9/16/05    -0.0531
9/23/05    -0.0571
9/30/05    -0.0983
10/7/05    -0.0971
10/14/05   -0.1032
10/21/05   -0.098
10/28/05   -0.0873
11/4/05    -0.0888
11/11/05   -0.0945
11/18/05   -0.1144
11/25/05   -0.1089
12/2/05    -0.1157
12/9/05    -0.1334
12/16/05   -0.1596
12/23/05   -0.1469
12/30/05   -0.1518
1/6/06     -0.1196
1/13/06    -0.1079

1/20/06    -0.0947
1/27/06    -0.0955
2/3/06     -0.0971
2/10/06    -0.0855
2/17/06    -0.0899
2/24/06    -0.0885
3/3/06     -0.0764
3/10/06    -0.1242
3/17/06    -0.1178
3/24/06    -0.101
3/31/06    -0.116
4/7/06     -0.1166
4/14/06    -0.1465
4/21/06    -0.128
4/28/06    -0.1231
5/5/06     -0.1334
5/12/06    -0.1309
5/19/06    -0.133
5/26/06    -0.1255
6/2/06     -0.1116
6/9/06     -0.1114
6/16/06    -0.105
6/23/06    -0.1089
6/30/06    -0.1281
7/7/06     -0.1323
7/14/06    -0.1218
7/21/06    -0.1132
7/28/06    -0.1023
8/4/06     -0.0895
8/11/06    -0.0695
8/18/06    -0.0806
8/25/06    -0.0899
9/1/06     -0.086
9/8/06     -0.0885
9/15/06    -0.0804
9/22/06    -0.1009
9/29/06    -0.1069
10/6/06    -0.0895
10/13/06   -0.0844
10/20/06   -0.0833
10/27/06   -0.078
11/3/06    -0.0929
11/10/06   -0.0871
11/17/06   -0.0843
11/24/06   -0.0719
12/1/06    -0.0567
12/8/06    -0.0522
12/15/06   -0.0437
12/22/06   -0.0543
12/29/06   -0.0657
1/5/07     -0.0532
1/12/07    -0.0521
1/19/07    -0.0564
1/26/07    -0.0533

2/2/07     -0.0555
2/9/07     -0.0533
2/16/07    -0.0716
2/23/07    -0.0693
3/2/07     -0.0747
3/9/07     -0.0692
3/16/07    -0.0684
3/23/07    -0.0231
3/30/07    -0.0227
4/5/07     -0.0206
4/13/07    -0.0224
4/20/07    -0.0429
4/27/07    -0.0521
5/4/07     -0.0587
5/11/07    -0.0623
5/18/07    -0.0527
5/25/07    -0.0786
6/1/07     -0.0664
6/8/07     -0.0754
6/15/07    -0.0802
6/22/07    -0.095
6/29/07    -0.0832
7/6/07     -0.0876
7/13/07    -0.0852
7/20/07    -0.0971
7/27/07    -0.0937
8/3/07     -0.1017
8/10/07    -0.1121
8/17/07    -0.136
8/24/07    -0.1229
8/31/07    -0.113
9/7/07     -0.1049
9/14/07    -0.0859
9/21/07    -0.097
9/28/07    -0.1197
10/5/07    -0.1154
10/12/07   -0.1296
10/19/07   -0.1425
10/26/07   -0.1238
11/2/07    -0.1273
11/9/07    -0.1368
11/16/07   -0.1477
11/23/07   -0.1539
11/30/07   -0.1375
12/7/07    -0.1195
12/14/07   -0.1185
12/21/07   -0.1169
12/28/07   -0.1122
1/4/08     -0.1142
1/11/08    -0.0879
1/18/08    -0.094
1/25/08    -0.0648
2/1/08     -0.0759
2/8/08     -0.0619

2/15/08    -0.0726
2/22/08    -0.0705
2/29/08    -0.0751
3/7/08     -0.0458
3/14/08    -0.0714
3/20/08    -0.0873
3/28/08    -0.0914
4/4/08     -0.1074
4/11/08    -0.1037
4/18/08    -0.0941
4/25/08    -0.061
5/2/08     -0.0851
5/9/08     -0.0867
5/16/08    -0.0727
5/23/08    -0.0717
5/30/08    -0.066
6/6/08     -0.0767
6/13/08    -0.0598
6/20/08    -0.0816
6/27/08    -0.0842
6/30/08    -0.0696
7/3/08     -0.1145
7/11/08    -0.0909
7/18/08    -0.0841
7/25/08    -0.1027
8/1/08     -0.1127
8/8/08     -0.1128
8/15/08    -0.1061
8/22/08    -0.1044
8/29/08    -0.1139
9/5/08     -0.1186
9/12/08    -0.0953
9/19/08    -0.1644
9/26/08    -0.2156
10/3/08    -0.2808
10/10/08   -0.5297
10/17/08   -0.2229
10/24/08   -0.2394
10/31/08   -0.0733
11/7/08    -0.1705
11/14/08   -0.2197
11/21/08   -0.3503
11/28/08   -0.1911
12/5/08    -0.2959
12/12/08   -0.2721
12/19/08   -0.2035
12/26/08   -0.1712
12/31/08   -0.1544
1/2/09     -0.0972
1/9/09     -0.1273
1/16/09    -0.143
1/23/09    -0.0941
1/30/09    -0.0615
2/6/09     -0.0658

2/13/09    -0.0867
2/20/09    -0.1449
2/27/09    -0.1158
3/6/09     -0.2896
3/13/09    -0.1444
3/20/09    -0.2222
3/27/09    -0.1461
3/31/09    -0.1646
4/3/09     -0.1241
4/9/09     -0.1212
4/17/09    -0.0824
4/24/09    -0.1102
5/1/09     -0.0956
5/8/09     -0.1166
5/15/09    -0.1328
5/22/09    -0.0954
5/29/09    -0.128
6/5/09     -0.0766
6/12/09    -0.0618
6/19/09    -0.0847
6/26/09    -0.0794
6/30/09    -0.0633
7/2/09     -0.0824
7/10/09    -0.0962
7/17/09    -0.008
7/24/09    -0.0351
7/31/09    -0.0955
8/7/09     -0.0424
8/14/09    -0.0579
8/21/09    -0.0495
8/28/09    -0.0984
8/31/09    -0.0926
9/4/09     -0.0762
9/11/09    -0.0755
9/18/09    -0.039
9/25/09    -0.0711
9/30/09    -0.0556
10/2/09    -0.0663
10/9/09    -0.0392
10/16/09   -0.0538
10/23/09   -0.0674
10/30/09   -0.1024
11/6/09    -0.0744
11/13/09   -0.0792
11/20/09   -0.0973
11/27/09   -0.0849
11/30/09   -0.089
12/4/09    -0.0752
12/11/09   -0.0565
12/18/09   -0.0474
12/24/09   -0.0156
12/31/09   -0.0301
1/8/10     -0.0333
1/15/10    -0.0385

1/22/10    -0.0266
1/29/10    -0.0419
2/5/10     -0.0252
2/12/10    -0.0292
2/19/10    0.0091
2/26/10    0.0154
3/5/10     0.016
3/12/10    0.0088
3/19/10    0.0181
3/26/10    0.0037
3/31/10    -0.0105
4/1/10     0.0031
4/9/10     -0.0091
4/16/10    -0.0409
4/23/10    -0.018
4/30/10    0.0217
5/7/10     -0.0482
5/14/10    0.0087
5/21/10    0.0051
5/28/10    0.0245
6/4/10     0.0128
6/11/10    0.0586
6/18/10    0.0629
6/25/10    0.0537
6/30/10    0.0538
7/2/10     0.0285
7/9/10     0.063
7/16/10    0.0186
7/23/10    0.0591
7/30/10    0.0621
8/6/10     0.0715
8/13/10    0.0478
8/20/10    0.0285
8/27/10    0.0309
8/31/10    0.0165
9/3/10     0.0284
9/10/10    0.0506
9/17/10    0.0524
9/24/10    0.0383
9/30/10    0.0346
10/8/10    0.0354
10/15/10   0.0334
10/22/10   0.0253
10/29/10   0.0085
11/5/10    0.0176
11/12/10   -0.0051
11/19/10   0.0034
11/26/10   0.012
11/30/10   0.0212
12/3/10    0.0058
12/10/10   -0.0253
12/17/10   -0.0012
12/23/10   0.0146
12/31/10   -0.0103

1/7/11    -0.0189
1/14/11   -0.021
1/21/11   -0.016
1/28/11   -0.0125
1/31/11   -0.0085
2/4/11    -0.0057
2/11/11   -0.0062
2/18/11   0
2/25/11   -0.0106
2/28/11   -0.0083
3/4/11    0.0033
3/11/11   0.0088
3/18/11   0.0122
3/25/11   0.0189
3/31/11   0.0161
4/1/11    0.0078
4/8/11    0.0127
4/15/11   0.0192
4/21/11   0.0204
4/29/11   0.0109
5/6/11    0.0157
5/13/11   0.052
5/20/11   0.0589
5/27/11   0.0426
5/31/11   0.0415
6/3/11    0.0178
6/10/11   0.0114
6/17/11   0.0245
6/24/11   0.0481
6/30/11   0.0516

     Based on a closing price of $19.17 on June 30th and the Fund's current monthly dividend of $0.135, the current distribution rate on market price of the Fund's shares is 8.5%. Because of the leverage employed by the Fund and other factors, this distribution rate compares very favorably with those available on other strategies investing in preferred securities, including ETFs and open-end funds.

PREFERRED MARKET CONDITIONS

     Conditions in the market remain positive, although an uncertain economic environment and unresolved regulatory issues are impacting activity. The best barometers for market conditions are trading volume, bid-offer spreads, and new issue activity. At present, all three measures are off from last quarter, but still indicate healthy conditions.

     Market activity often slows during the summer, so we don't read anything meaningful in the decline. We are more focused on the impact of new regulations (discussed below) and how financial institutions transition to the new rules. Of particular interest are securities which under certain circumstances may be called by the issuer to the detriment of investors. In May, Fifth Third Bancorp exercised such a call and the market was certainly caught by surprise. As a result, other issues with similar features declined in price to reflect the risk of early redemption. Having been aware of this risk for some time, the Fund's portfolio had limited exposure to these issues.

     There were 26 new issues during the quarter, totaling just under $10 billion. The bulk of the issuance was from REITs and insurance companies. And, reflecting ongoing demand from retail investors, most of these new issues came in a format favored by individual investors-$25 par, exchange listed and five years of call protection.

     During the quarter, issuers redeemed 28 issues with a market value of just under $8.8 billion. The fact that the number and amount approximate those of new issues is mostly coincidental; however, some companies did take advantage of market conditions to refinance high-cost preferred securities with new, less-expensive securities. Of course, as issuers reduce interest expense, investor income falls as well. We try to minimize the impact of these transactions, but over time, if interest rates remain low, income earned by the Fund is likely to decline.

     Finally, we observe with a sense of irony the likely shift back to days of old when "traditional" preferred stock was the only security (other than common stock) that banks could treat as capital (discussed more fully in the discussion of bank regulation below). The market appears well positioned to handle a transition in which hybrid and trust preferred issues get replaced with non-cumulative, perpetual preferred stock. This change is likely to have a significant impact on the Fund's portfolio, although it is too early to know the overall effect of the change. We believe bank credit quality will improve; however, income earned on the Fund's portfolio may fall if new issues come to market at lower yields.

UPDATE ON REGULATORY AND CAPITAL REFORM FOR BANKS

     June saw further clarification on new "Basel III" international banking regulations being developed by the Basel Committee on Banking Supervision. The Committee announced that it had determined that globally-systemically important financial institutions should hold up to an additional 2.5% of common equity above and beyond that required of smaller banks. The idea is to reduce the likelihood of a failure of a large global bank, which could put the entire financial system at risk because of the bank's size, interconnectedness, lack of substitutability, global activity and complexity.

     As we've discussed previously, international and national banking regulators have responded to the 2008-2009 financial crisis with new regulation and stiffer capital requirements. As a refresher, we'll briefly summarize the key features of bank regulatory reform from the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank), and bank capital requirements of the Basel III framework - both from the perspective of preferred investors.

     Of primary importance to investors in preferred securities are the regulations surrounding bank capital requirements: in other words, (1) how much and what types of capital will banks be required to hold, and (2) what features will securities need in order to qualify as a particular form of capital? We expect national regulators to offer preliminary rules on capital later this summer or early fall, followed by a comment period of several months. That should put the market on track for final U.S. bank capital rules late this year or early next year.

     How much capital? Under Basel III, banks will be required to maintain much higher levels of capital than in the past, particularly at the common equity level. Minimum common equity capital will rise from the current 2.5% of risk-weighted assets (RWA) to 7%, including a "capital conservation buffer" when fully implemented in 2019.

     Basel III still leaves a role for preferred securities in a bank's capital structure, as it requires total Tier 1 capital of 8.5%, with the additional 1.5% comprised of common and/or preferred equity. Further, total capital must be 10.5%, with the additional 2.0% above Tier 1 consisting of both Tier 1 and other capital.

     In addition, all banks will be subject to a "countercyclical" capital buffer ranging from 0% to 2.5%, as determined by national regulators; and large global banks will be subject to the 1% to 2.5% "systemically important financial institution" capital buffer.

     While individual countries still need to adopt these standards, we expect that the great majority will do so. In fact, Switzerland has already announced that its two systemically important banks, UBS and Credit Suisse, will be required to hold total capital of at least 19% of RWA, including a Tier 1 common equity ratio of 10% - well in excess of the Basel III standard.

     What type of preferred security qualifies as Tier 1 capital? Basel III also introduces loss absorbency rules for preferred securities. The theory is that all Tier 1 capital should be able to absorb losses on both a "gone concern" basis and on a "going concern" basis. Historically, preferred securities have provided substantial loss absorbency upon failure of a firm, since all preferred claims are subordinate to claims of depositors and senior creditors. However, preferreds are - strictly by their contractual terms - only moderately loss absorbing on a going concern basis, because the issuer can defer dividend payments but not eliminate the preferred liability outright in times of strain. Basel III provides that regulators must have the ability to force the conversion of preferreds to common stock, or lower or write off the preferred liability if they believe the bank is no longer viable.

     Preferred securities, however, don't need to incorporate such terms explicitly. If a country's bank resolution regime incorporates a system for allocating losses to capital providers prior to the injection of state funding, then the loss provision language is not required. While we won't know for sure until final rules are written for the United States, it appears that Dodd-Frank gives U.S. bank regulators just such authority. As a result, it is likely that perpetual, noncumulative U.S. bank preferreds eligible for the dividends received deduction will remain qualifying Tier 1 capital under the new rules. Other countries are likely to adopt similar resolution regimes as well.

     Dodd-Frank also makes significant changes to U.S. banks' operations and capital requirements. Most importantly for preferred investors, it eliminates trust preferred securities (TruPS) from Tier 1 capital for most banks the Fund invests in. The new rules phase in starting from 2013 through 2015. This change in regulatory treatment for TruPS makes it likely that most, though not all, TruPS will be called between 2013 and 2016, as banks replace those instruments with qualifying forms of Tier 1 capital. As of May 31, approximately 20% of the Fund's portfolio was invested in TruPS issued by U.S. banks.

     We continue to believe that the Dodd-Frank and Basel III regulatory changes will be positive for investors in preferred securities. Banks will need to hold significantly more common equity capital than they have in the past. In fact, they already do. This will give banks much more capacity to absorb losses before preferred investments are in danger of impairment. While all these regulatory changes create uncertainty in the market, we believe they will be beneficial for preferreds.

THE FUND'S LEVERAGE

     Leverage is an important part of the Fund's strategy for producing high current income. The cost of leverage typically is lower than the yield on the Fund's portfolio. The difference between what the Fund earns on its investments and pays on borrowed money increases income available to common shareholders. Over the past six months, the Fund has paid an average annualized interest rate of 1.3% on its borrowed money. Given the much higher current yields generated by the Fund's portfolio, this use of leverage has had a meaningful positive impact on the Fund's dividends to common shareholders.

     There are two useful measures of how much leverage the Fund has in place. The first is simply the total dollar amount of leverage. The other measure is the ratio of the Fund's assets financed by that leverage (in other words, the amount of leverage divided by total assets). The chart below presents both measures of leverage over the past three years.

(BAR CHART)

             LEVERAGE
   DATE       PERCENT
----------   --------
6/27/2008      44.9%
7/25/2008      42.9%
8/29/2008      42.6%
10/3/2008      42.4%
10/31/2008     41.9%
11/28/2008     44.0%
12/26/2008     43.4%
1/30/2009      44.1%
2/27/2009      45.1%
3/27/2009      43.0%
4/24/2009      41.1%
5/29/2009      36.4%
6/26/2009      34.7%
6/30/2009      34.6%
7/2/2009       34.5%
7/10/2009      31.7%
7/17/2009      34.5%
7/24/2009      34.3%
7/31/2009      32.8%
8/7/2009       32.2%
8/14/2009      31.7%
8/21/2009      32.2%
8/28/2009      31.7%
8/31/2009      31.6%
9/4/2009       33.3%
9/11/2009      33.1%
9/18/2009      32.5%
9/25/2009      33.3%
9/30/2009      33.3%
10/2/2009      33.2%
10/9/2009      33.1%
10/16/2009     32.8%
10/23/2009     33.3%
10/30/2009     33.3%
11/6/2009      33.3%
11/13/2009     33.1%
11/20/2009     33.1%
11/27/2009     32.9%
11/30/2009     32.9%
12/4/2009      32.9%
12/11/2009     32.7%
12/18/2009     32.3%
12/24/2009     32.4%
12/31/2009     32.0%
1/8/2010       31.5%
1/15/2010      31.1%
1/22/2010      31.4%
1/29/2010      31.2%
2/5/2010       33.3%
2/12/2010      33.5%
2/16/2010      33.5%
2/19/2010      33.6%
2/26/2010      33.1%
3/5/2010       33.1%
3/12/2010      32.8%
3/19/2010      33.3%
3/26/2010      33.1%
3/31/2010      32.9%
4/1/2010       32.9%
4/16/2010      33.3%
4/23/2010      33.4%
4/30/2010      33.4%
5/7/2010       34.2%
5/14/2010      34.0%
5/21/2010      34.7%
5/28/2010      34.9%
6/4/2010       34.7%
6/11/2010      34.6%
6/18/2010      34.4%
6/25/2010      34.4%
6/30/2010      34.5%
7/2/2010       34.5%
7/9/2010       34.3%
7/16/2010      34.0%
7/23/2010      33.9%
7/30/2010      33.6%
8/6/2010       33.3%
8/13/2010      33.2%
8/20/2010      33.0%
8/27/2010      33.0%
8/31/2010      32.9%
9/3/2010       32.9%
9/10/2010      32.8%
9/17/2010      32.6%
9/24/2010      32.5%
9/30/2010      32.4%
10/1/2010      32.3%
10/8/2010      32.2%
10/15/2010     32.4%
10/22/2010     32.3%
10/29/2010     32.0%
11/5/2010      32.0%
11/12/2010     32.0%
11/19/2010     32.1%
11/26/2010     32.2%
11/30/2010     32.2%
12/3/2010      32.3%
12/10/2010     32.3%
12/17/2010     33.3%
12/23/2010     33.6%
12/31/2010     33.3%
1/7/2011       33.2%
1/14/2011      33.0%
1/21/2011      33.3%
1/28/2011      33.3%
1/31/2011      33.3%
2/4/2011       33.3%
2/11/2011      33.0%
2/18/2011      33.3%
2/25/2011      33.2%
2/28/2011      33.1%
3/4/2011       33.2%
3/11/2011      33.0%
3/18/2011      33.3%
3/25/2011      33.5%
3/31/2011      33.4%
4/1/2011       33.3%
4/8/2011       33.3%
4/15/2011      33.1%
4/21/2011      33.2%
4/29/2011      32.9%
5/6/2011       33.3%
5/13/2011      33.0%
5/20/2011      33.3%
5/27/2011      33.5%
5/31/2011      33.5%
6/30/2011      33.8%

MONTH END      MONEY MARKET    LOAN AMOUNT
   DATE      PREFERRED STOCK      DRAWN
----------   ---------------   -----------
6/30/2008           40              89
7/31/2008           40              68
8/31/2008           40              68
9/30/2008           40              68
10/31/2008          40              30
11/30/2008          40              30
12/31/2008          40              30
1/31/2009           40              30
2/28/2009           40              24
3/31/2009           40              19
4/30/2009           29              29
5/31/2009           29              29
6/30/2009           15              44
7/31/2009            0              58
8/31/2009            0              58
9/30/2009            0              67
10/31/2009           0              69
11/30/2009           0              69
12/31/2009           0              69
1/31/2010            0              69
2/28/2010            0              76
3/31/2010            0              78
4/30/2010            0              81
5/31/2010            0              81
6/30/2010            0              81
7/31/2010            0              81
8/31/2010            0              81
9/30/2010            0              81
10/31/2010           0              81
11/30/2010           0              81
12/31/2010           0              85
1/31/2011            0              86
2/28/2011            0              88
3/31/2011            0              89
4/30/2011            0              89
5/31/2011            0              92
6/30/2011            0              92

     As reflected by the table, the dramatic recovery in asset prices has meant the Fund has been able to comfortably increase borrowings and use the money to purchase additional securities. During the first six months of this fiscal year, the Fund has continued to increase its leverage balances, while not significantly increasing the leverage ratio.

     The "right" percentage of leverage in a fund is never simple to determine. Type of borrowing, cost of funds and market conditions all will be factors to consider. At present, we are comfortable with the leverage percentage used by the Fund, and we will consider increasing or decreasing the amount of borrowing based on future market conditions.

STATUS OF THE FUND'S HEDGING STRATEGY

     The Fund suspended its interest rate hedging program as the financial crisis intensified in the autumn of 2008. There were three principal reasons why we suspended the program at the time. First, the relationship between preferred securities' prices and the Fund's hedging instruments (Treasury bond futures, interest rate swaps, and options on both) was turned on its head during the financial crisis. Historically, preferred prices had tended to rise (fall) in periods of falling (rising) long-term Treasury rates, but as the financial crisis unfolded, the opposite occurred: preferred prices plunged while Treasury and swap rates fell, as investors sold risky assets and raced into Treasuries. Therefore, hedging lost its effectiveness. Second, the cost of hedging rose dramatically, as the yield curve steepened and options prices rose sharply. Finally, preferred securities became exceptionally cheap and were likely to offer high returns to shareholders even if Treasury yields increased moderately. Add them up, and we believed that hedging simply would not work under market conditions at the time.

     Re-examining those three factors today, we believe that conditions have moved us closer to reinstating the Fund's hedging strategy, but we are not there yet. First, the correlation between preferred securities and our hedging instruments has improved, but it remains both weaker and significantly less stable than historical norms. Second, owing largely to the steepness of the yield curve, options continue to be very expensive. The third factor, preferred securities' valuation, currently sits within the range we would consider "normal," but by itself that does not persuade us to hedge the Fund's portfolio exposure just yet. We will continue to evaluate market conditions and may reinstate the Fund's hedging strategy if we judge that conditions warrant it.

                         INVESTMENT POLICY MODIFICATION

     On February 3, 2011 the Fund announced the following changes to its investment policies. These changes were effective on April 4, 2011.

     OLD POLICY: At time of purchase, at least 80% of the securities that the Fund will acquire will be rated investment grade by either Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if unrated, judged to be comparable in quality. In addition, the Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by both Moody's and S&P, if (a) such securities are rated at least "Ba3" by Moody's or "BB-" by S&P and (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade at the time of purchase. Thus, the Fund may not invest in securities rated below "Ba3" by Moody's and below "BB-" by S&P.

     NEW POLICY: At time of purchase, at least 80% of the securities that the Fund will acquire will be rated investment grade by any one of Moody's, S&P or Fitch Ratings Group ("Fitch"). In addition, the Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody's, S&P and Fitch, provided that (a) such securities are rated at least "Ba3" by Moody's, "BB-" by S&P, or "BB-" by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody's, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below "Ba3" by Moody's, "BB-" by S&P and "BB-" by Fitch if the issuer has investment grade senior debt outstanding.

IMPACT OF CHANGES:

     (1) Fitch is now one of the approved ratings agencies for determining whether a security meets the definition of "investment grade" for purposes of the Fund's policy of investing at least 80% of its assets in securities rated investment grade at the time of purchase or in securities of equivalent quality;

     (2) The Fund may now purchase securities rated below Ba3/BB-/BB- by each of Moody's, S&P and Fitch, respectively, as long as the senior debt of the same issuer is rated investment grade by any one of Moody's, S&P or Fitch at the time of purchase; and

     (3) If the senior debt of an issuer is unrated or it has no outstanding senior debt, the Fund may now purchase its preferred securities if they are rated at least Ba3/BB-/BB- by any one of Moody's, S&P or Fitch, respectively.

     As a result of these changes, a security would be counted as investment grade if it had an investment grade rating by any one of Moody's, S&P or Fitch, even if the other two rating agencies rated it below investment grade. The effect of this change would be to reduce the Fund's holdings deemed below investment grade purchases, as of January 31, 2011, from 16.6% to 12.3%. In addition, the Fund would be authorized to purchase below Ba or BB securities of investment grade issuers, subject to an overall 20% limit on purchasing below investment grade securities. While this change would permit the Fund to acquire securities rated B and below, the Fund's adviser has no current intention of doing so.

     As before, the Fund will apply the ratings criteria at the time of purchase and the Fund will not be required to dispose of securities if, after purchase, they are downgraded, although the adviser may take this into account in determining whether to retain the security. As a result, more than 20% of the Fund's holdings at any time may be rated below investment grade or in equivalent securities. In addition, as before, the Fund may invest in unrated securities that the Fund's investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

RISKS OF INVESTING IN SECURITIES RATED BELOW BA3/BB-

     The Fund can purchase below-investment grade securities with ratings of at least Ba3 by Moody's and BB- by S&P and Fitch; such ratings generally indicate an issuer that is less vulnerable to non-payment of its obligations than other speculative issuers. The issuer, however, faces major ongoing uncertainty or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet its financial commitments. Under the Fund's new investment policy with respect to the investment grade rating of securities, the Fund may invest in securities with ratings below Ba3/BB- so long as the issuer of such securities has an outstanding class of senior debt rated investment grade by any one of Moody's, S&P or Fitch. Although a company's senior debt rating may be investment grade, an underlying security issued by such company in which the Fund may invest may have a lower than investment grade rating. A security with a rating below Ba3/BB- generally indicates the issuer of such security has a high degree of vulnerability of not paying its financial obligations. A security rated B1 to B3 by Moody's, or B+ to B- by S&P or Fitch, for example, indicates an issuer that is more vulnerable to not paying its obligations than a Ba3 or BB- issuer; the issuer, however, currently has the capacity to meet its financial commitments, although adverse business, financial, or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitments. Securities rated Caa by Moody's or CCC by S&P or Fitch indicate an issuer that is highly speculative and likely to be in, or very near default with some prospects of recovery of principal and interest, although the issuer is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. Securities rated below Caa or CCC generally indicate an issuer that is highly vulnerable to not paying its obligations or that has defaulted on an obligation.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                              PORTFOLIO OVERVIEW

                                                        MAY 31, 2011 (UNAUDITED)


FUND STATISTICS
-------------------------------------------
Net Asset Value                   $   18.55
Market Price                      $   19.32
Premium                                4.15%
Yield on Market Price                  8.39%
Common Stock Shares
Outstanding                       9,815,039

[PI CHRT]

MOODY'S RATINGS                % OF  NET ASSETS(+)
--------------------------------------------------
A                                              7.5%
BBB                                           73.3%
BB                                            14.4%
Below "BB"                                     2.5%
Not Rated(*)                                   0.7%

Below Investment Grade(**)                     9.4%
--------------------------------------------------

-------------------
(*)  Does not include net other assets and liabilities of 1.6%

(**) Below investment grade by all of Moody's, S&P, and Fitch.

TOP 10 HOLDINGS BY ISSUER      % OF NET ASSETS(+)
-------------------------------------------------
Liberty Mutual Group                         5.3%
Banco Santander                              4.7%
Capital One Financial                        3.9%
Metlife                                      3.9%
HSBC Plc                                     3.1%
Enbridge Energy Partners                     2.9%
Georgia Power                                2.9%
Wells Fargo                                  2.8%
Unum Group                                   2.8%
Barclays Bank Plc                            2.4%

                                                                                            % OF NET ASSETS(***)(+)
-------------------------------------------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                         34%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)                    20%


------------------------
(***) This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

(+)   Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

MAY 31, 2011 (UNAUDITED)


SHARES/$PAR                                                                                            VALUE
-----------                                                                                          -------
PREFERRED SECURITIES - 91.9%
             BANKING - 36.1%
------------------------------------------------------------------------------------------------------------
$ 4,850,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B.........................    $      5,060,597(1)
    439,755   Banco Santander, 10.50% Pfd., Series 10...................................          12,841,506(**)(1)(2)
              Bank of America Corporation:
      8,220     8.20% Pfd...............................................................             215,200(*)
     17,540     8.625% Pfd..............................................................             463,231(*)
$ 1,000,000   BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A(****)...........           1,032,500
              Barclays Bank PLC:
$ 3,600,000     6.278%..................................................................           3,222,000(**)(1)(2)
      1,900     7.75% Pfd., Series 4....................................................              48,773(**)(2)
    126,900     8.125% Pfd., Series 5...................................................           3,336,201(**)(1)(2)
      8,700   BB&T Capital Trust V, 8.95% Pfd. 09/15/63.................................             231,910
     57,157   BB&T Capital Trust VI, 9.60% Pfd. 08/01/64................................           1,519,233
$ 2,050,000   BBVA International Preferred, 5.919%......................................           1,788,387(**)(1)(2)
$ 3,000,000   BNP Paribas, 7.195%, 144A(****)...........................................           3,000,000(**)(1)(2)
$ 7,250,000   Capital One Capital III, 7.686% 08/15/36..................................           7,485,625(1)
$ 1,500,000   Capital One Capital V, 10.25% 08/15/39....................................           1,605,000(1)
$ 1,643,000   Capital One Capital VI, 8.875% 05/15/40...................................           1,714,881(1)
     83,300   Citigroup Capital XIII, 7.875% Pfd. 10/30/40..............................           2,329,801(1)
$10,000,000   Colonial BancGroup, 7.114%, 144A(****)....................................             450,000(3)(++)
      7,000   FBOP Corporation, Adj. Rate Pfd., 144A(****)..............................              17,500(*)(3)(4)(+)
$ 2,150,000   Fifth Third Capital Trust IV, 6.50% 04/15/37..............................           2,150,000(1)
    133,051   Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67.........................           3,405,281(1)
      2,000   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A(****).....           2,057,500(1)
      3,900   First Tennessee Bank, Adj. Rate Pfd., 3.75%(5), 144A(****)................           2,584,969(*)
$   600,000   First Union Capital II, 7.95% 11/15/29....................................             673,178(1)
$   500,000   Fleet Capital Trust II, 7.92% 12/11/26....................................             516,250
          3   FT Real Estate Securities Company, 9.50% Pfd., 144A(****).................           2,910,000
              Goldman Sachs:
$   865,000     Capital I, 6.345% 02/15/34..............................................             835,677(1)
$   881,000     Capital II, 5.793%......................................................             740,040(1)
      1,500     STRIPES Custodial Receipts, Adj. Rate, 10.70%(5), Pvt...................             943,500(*)(3)(4)
    172,000   HSBC Holdings PLC, 8.00% Pfd., Series 2...................................           4,708,500(**)(1)(2)
$ 1,000,000   HSBC USA Capital Trust II, 8.38% 05/15/27, 144A(****).....................           1,044,791(1)
              HSBC USA, Inc.:
    100,000     6.50% Pfd., Series H....................................................           2,531,250(*)(1)
      1,828     $ 2.8575 Pfd............................................................              89,115(*)
     41,175   ING Groep NV, 8.50% Pfd...................................................           1,059,433(**)(2)

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                        MAY 31, 2011 (UNAUDITED)


SHARES/$PAR                                                                                 VALUE
-------------                                                                              ------
PREFERRED SECURITIES - (CONTINUED)
              BANKING - (CONTINUED)
-------------------------------------------------------------------------------------------------
$ 1,850,000   JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R..........      $   1,907,764(1)
$   500,000   JPMorgan Chase Capital XXVII, 7.00% 11/01/39, Series AA.........            516,894(1)
      7,065   Keycorp Capital VIII, 7.00% Pfd. 06/15/66.......................            180,158
     72,935   Keycorp Capital IX, 6.75% Pfd. 12/15/66.........................          1,862,869(1)
     72,900   Keycorp Capital X, 8.00% Pfd. 03/15/68..........................          1,883,736(1)
$ 1,000,000   Lloyds Banking Group PLC, 6.657%, 144A(****)....................            782,500(**)(2)(+)
      5,300   National City Capital Trust II, 6.625% Pfd. 11/15/36............            135,264
$ 1,676,000   National City Preferred Capital Trust I, 12.00%.................          1,843,863
$ 1,150,000   NB Capital Trust IV, 8.25% 04/15/27.............................          1,191,687
     54,995   PNC Financial Services, 9.875% Pfd., Series L...................          1,572,516(*)(1)
$ 1,000,000   PNC Preferred Funding Trust III, 8.70%, 144A(****)..............          1,070,651(1)
      3,000   Sovereign REIT, 12.00% Pfd., Series A, 144A(****)...............          3,547,500
$ 1,500,000   Wachovia Capital Trust III, Adj. Rate, 5.56975%(5)..............          1,393,875(*)(1)
     51,737   Wachovia Preferred Funding, 7.25% Pfd., Series A................          1,365,986(1)
$ 2,800,000   Webster Capital Trust IV, 7.65% 06/15/37........................          2,804,528
              Wells Fargo & Company:
      2,325     7.50% Pfd., Series L..........................................          2,522,625(*)
     50,000     8.00% Pfd., Series J..........................................          1,442,000(*)
$   160,000   Wells Fargo Capital XV, 9.75%...................................            172,800
-------------------------------------------------------------------------------------------------
...............................................................................         98,809,045
                                                                                    -------------
              FINANCIAL SERVICES - 3.2%
-------------------------------------------------------------------------------------------------
$   250,000   Ameriprise Financial, Inc., 7.518% 06/01/66.....................            269,375
$ 1,300,000   Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B.............          1,360,125(2)
$ 3,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A(****)............          2,177,250(3)(4)
              Heller Financial, Inc.:
     42,500     6.687% Pfd., Series C.........................................          4,235,393(*)(1)
      7,750     6.95% Pfd., Series D..........................................            784,688(*)
      2,200   HSBC Finance Corporation, 6.36% Pfd., Series B..................             53,763(*)
              Lehman Brothers Holdings, Inc.:
     20,000     5.67% Pfd., Series D..........................................              5,400(*)(++)
     85,000     7.95% Pfd.....................................................                935(*)(++)
-------------------------------------------------------------------------------------------------
                                                                                        8,886,929
                                                                                    -------------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

MAY 31, 2011 (UNAUDITED)


SHARES/$PAR                                                                                         VALUE
-------------                                                                                    ------------
PREFERRED SECURITIES - (CONTINUED)
             INSURANCE - 20.6%
-------------------------------------------------------------------------------------------------------------
$ 1,550,000   Ace Capital Trust II, 9.70% 04/01/30...................................      $     2,094,348(1)(2)
$ 1,775,000   AON Corporation, 8.205% 01/01/27.......................................            2,089,734(1)
     12,150   Arch Capital Group Ltd., 7.875% Pfd., Series B.........................              307,547(**)(1)(2)
              AXA SA:
$   850,000     6.379%, 144A(****)...................................................              788,375(**)(1)(2)
$   600,000     6.463%, 144A(****)...................................................              552,000(**)(1)(2)
     66,600   Axis Capital Holdings, 7.50% Pfd., Series B............................            6,576,750(1)(2)
    160,000   Delphi Financial Group, 7.376% Pfd. 05/15/37...........................            3,930,000(1)
$ 5,760,000   Everest Re Holdings, 6.60% 05/15/37....................................            5,616,000(1)
$ 8,300,000   Liberty Mutual Group, 10.75% 06/15/58, 144A(****)......................           11,329,500(1)
$ 1,700,000   MetLife Capital Trust IV, 7.875% 12/15/37, 144A(****)..................            1,907,587(1)
$ 4,330,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A(****)....................            5,520,750(1)
$ 2,250,000   MetLife, Inc., 10.75% 08/01/39.........................................            3,197,999(1)
              Principal Financial Group:
     87,800   6.518% Pfd., Series B..................................................            2,252,623(*)(1)
     12,000   5.563% Pfd., Series A..................................................            1,183,500(*)
    109,000   Scottish Re Group Ltd., 7.25% Pfd......................................            1,239,875(**)(2)(+)
$ 1,750,000   Stancorp Financial Group, 6.90% 06/01/67...............................            1,732,218(1)
$ 3,615,000   USF&G Capital, 8.312% 07/01/46, 144A(****).............................            4,268,953(1)
$ 1,800,000   XL Capital Ltd., 6.50%, Series E.......................................            1,716,750(1)(2)
----------------------------------------------------------------------------------------------------------
......................................................................................           56,304,509
                                                                                           ---------------
              UTILITIES - 25.6%
----------------------------------------------------------------------------------------------------------
     75,000   Alabama Power Company, 6.45% Pfd.......................................            1,994,535(*)(1)
     33,700   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993..............            3,474,261(*)(1)
    118,380   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27.......................            5,948,595(1)
$ 3,700,000   COMED Financing III, 6.35% 03/15/33....................................            3,271,059(1)
     20,170   Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A.............              545,195(1)
$ 2,500,000   Dominion Resources Capital Trust I, 7.83% 12/01/27.....................            2,598,765(1)
              Dominion Resources, Inc.:
$ 3,500,000     7.50% 06/30/66.......................................................            3,713,909(1)
      5,700   8.375% Pfd. 06/15/64, Series A.........................................              164,502(1)
     83,000   Entergy Arkansas, Inc., 6.45% Pfd......................................            2,043,875(*)(1)
     57,000   Entergy Louisiana, Inc., 6.95% Pfd.....................................            5,671,500(*)(1)
              FPL Group Capital, Inc.:
$ 3,697,000     6.65% 06/15/67.......................................................            3,729,304(1)
$ 1,975,000   7.30% 09/01/67, Series D...............................................            2,081,291(1)

    The accompanying notes are an integral part of the financial statements

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                        MAY 31, 2011 (UNAUDITED)


SHARES/$PAR                                                                         VALUE
-------------                                                                   -------------
PREFERRED SECURITIES - (CONTINUED)
                UTILITIES - (CONTINUED)
---------------------------------------------------------------------------------------------
      75,000    Georgia Power Company, 6.50% Pfd., Series 2007A ...........     $   7,802,347(*)(1)
       5,000    Gulf Power Company, 6.45% Pfd., Series 2007A ..............           518,876(*)
      30,445    Indianapolis Power & Light Company, 5.65% Pfd. ............         2,863,733(*)(1)
      95,000    Interstate Power & Light Company, 8.375% Pfd., Series B....         2,760,938(*)(1)
$  4,000,000    PECO Energy Capital Trust IV, 5.75% 06/15/33 ..............         3,422,148(1)
$    825,000    PPL Capital Funding, 6.70% 03/30/67, Series A .............           819,786
      64,500    PPL Electric Utilities Corporation, 6.25% Pfd. ............         1,626,613(*)
$  5,175,000    Puget Sound Energy, Inc., 6.974% 06/01/67 .................         5,291,406(1)
                Southern California Edison:
      17,000      6.00% Pfd., Series C ....................................         1,615,532(*)(1)
      31,250      6.50% Pfd., Series D ....................................         3,118,166(*)(1)
$  1,275,000    Wisconsin Energy Corporation, 6.25% 05/15/67 ..............         1,292,526(1)
$  3,615,000    WPS Resources Corporation, 6.11% 12/01/66 .................         3,582,967(1)
---------------------------------------------------------------------------------------------
                                                                                   69,951,829
                                                                                -------------
                ENERGY - 5.1%
---------------------------------------------------------------------------------------------
$  7,250,000    Enbridge Energy Partners LP, 8.05% 10/01/37 ...............         8,028,904(1)
$  5,450,000    Enterprise Products Partners, 8.375% 08/01/66, Series A....         5,946,751(1)
---------------------------------------------------------------------------------------------
                                                                                   13,975,655
                                                                                -------------
                REAL ESTATE INVESTMENT TRUST (REIT) - 0.1%
---------------------------------------------------------------------------------------------
      10,000    PS Business Parks, Inc., 6.875% Pfd., Series R ............           251,800
---------------------------------------------------------------------------------------------
                                                                                      251,800
                                                                                -------------
                MISCELLANEOUS INDUSTRIES - 1.2%
---------------------------------------------------------------------------------------------
      40,000    Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A(****)......         3,366,252(*)(1)
---------------------------------------------------------------------------------------------
                                                                                    3,366,252
                                                                                -------------
                TOTAL PREFERRED SECURITIES
                  (Cost $244,027,055)......................................       251,546,019
                                                                                -------------
CORPORATE DEBT SECURITIES - 6.4%
                BANKING - 0.2%
---------------------------------------------------------------------------------------------
$    635,000    Goldman Sachs Group, 6.75% 10/01/37, Sub Notes ............           640,002(1)
---------------------------------------------------------------------------------------------
                                                                                      640,002
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

MAY 31, 2011 (UNAUDITED)


SHARES/$PAR                                                                                      VALUE
-------------                                                                                ------------
CORPORATE DEBT SECURITIES - (CONTINUED)
                 FINANCIAL SERVICES - 0.3%
---------------------------------------------------------------------------------------------------------
$    4,726,012   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A(****)....   $    899,833(3)(4)(++)
---------------------------------------------------------------------------------------------------------
                                                                                                  899,833
                                                                                              -----------
                 INSURANCE - 4.0%
---------------------------------------------------------------------------------------------------------
$    3,400,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A(****)....................      3,256,632(1)
$    7,000,000   UnumProvident Corporation, 7.25% 03/15/28................................      7,552,314(1)
---------------------------------------------------------------------------------------------------------
                                                                                               10,808,946
                                                                                              -----------
                 UTILITIES - 0.8%
---------------------------------------------------------------------------------------------------------
                 Southern Union Company:
$    1,000,000     7.60% 02/01/24, Senior Notes...........................................      1,172,073(1)
$      700,000     8.25% 11/15/29, Senior Notes...........................................        849,290(1)
---------------------------------------------------------------------------------------------------------
                                                                                                2,021,363
                                                                                              -----------
                 MISCELLANEOUS INDUSTRIES - 1.1%
---------------------------------------------------------------------------------------------------------
        16,500   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint............        406,725(1)
                 Pulte Homes, Inc.:
        25,844     7.375% 06/01/46........................................................        632,183
$    2,160,000     7.875% 06/15/32........................................................      2,003,400(1)
---------------------------------------------------------------------------------------------------------
                                                                                                3,042,308
                                                                                              -----------
                 TOTAL CORPORATE DEBT SECURITIES
                   (Cost $20,254,596).....................................................     17,412,452
                                                                                              -----------
COMMON STOCK - 0.3%
                 BANKING - 0.2%
---------------------------------------------------------------------------------------------------------
        13,500   CIT Group, Inc...........................................................        598,455(*)(+)
---------------------------------------------------------------------------------------------------------
                                                                                                  598,455
                                                                                              -----------
                 UTILITIES - 0.1%
---------------------------------------------------------------------------------------------------------
        11,653   PPL Corporation...........................................................       328,498(*)
---------------------------------------------------------------------------------------------------------
                                                                                                  328,498
                                                                                              -----------
                 TOTAL COMMON STOCK
                   (Cost $2,820,212)......................................................        926,953
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                        MAY 31, 2011 (UNAUDITED)


SHARES/$PAR                                                                         VALUE
-----------                                                                  ------------------
MONEY MARKET FUND -- 0.1%
-----------------------------------------------------------------------------------------------
    135,654    BlackRock Liquidity Funds, T-Fund......................       $          135,654
-----------------------------------------------------------------------------------------------
               TOTAL MONEY MARKET FUND
                 (Cost $135,654).......................................                 135,654
                                                                             ------------------
TOTAL INVESTMENTS (Cost $267,237,517(***))...................     98.7%             270,021,078
OTHER ASSETS AND LIABILITIES (Net)...........................      1.3%               3,619,453
                                                               -------       ------------------
TOTAL MANAGED ASSETS.........................................    100.0%(++)  $      273,640,531
                                                               -------       ------------------
LOAN PRINCIPAL BALANCE.................................................            (91,600,000)
                                                                             ------------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK.............................      $      182,040,531
                                                                             ==================

------------------
(*) Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

(**)   Securities distributing Qualified Dividend Income only.

(***)  Aggregate cost of securities held.

(****) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2011, these securities amounted to $52,565,043 or 19.2% of total managed assets.

(1) All or a portion of this security is pledged as collateral for the Fund's loan.The total value of such securities was $ 196,299,554 at May 31, 2011.

(2)    Foreign Issuer.

(3)    Illiquid

(4)    Fair valued as of May 31, 2011.

(5)    Represents the rate in effect as of the reporting date.

(+)    Non-income producing.

(++) The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

(++) The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

         ABBREVIATIONS:
PFD.     - Preferred Securities

PVT.     - Private Placement Securities

REIT     - Real Estate Investment Trust

STRIPES  - Structured Residual Interest Preferred Enhanced Securities

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2011 (UNAUDITED)

ASSETS:
  Investments, at value (Cost $267,237,517)...................                     $270,021,078
  Dividends and interest receivable...........................                        3,845,181
  Prepaid expenses............................................                           96,273
                                                                                   ------------
    Total Assets..............................................                      273,962,532
LIABILITIES:
  Loan Payable................................................   $ 91,600,000
  Dividends payable to Common Stock Shareholders..............         66,231
  Investment advisory fees payable............................        128,705
  Administration, Transfer Agent and Custodian fees payable...         33,849
  Servicing agent fees payable................................         10,453
  Professional fees payable...................................         52,259
  Directors' fees payable.....................................          1,920
  Accrued expenses and other payables.........................         28,584
                                                                  -----------
    Total Liabilities.........................................                       91,922,001
                                                                                   ------------
NET ASSETS AVAILABLE TO COMMON STOCK..........................                     $182,040,531
                                                                                   ============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
  Undistributed net investment income.........................                     $    576,047
  Accumulated net realized loss on investments sold...........                      (52,653,470)
  Unrealized appreciation of investments......................                        2,783,561
  Par value of Common Stock...................................                           98,150
  Paid-in capital in excess of par value of Common Stock .....                      231,236,243
                                                                                   ------------
    Total Net Assets Available to Common Stock................                     $182,040,531
                                                                                   ============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
  Common Stock (9,815,039 shares outstanding).................                     $      18.55
                                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                         STATEMENT OF OPERATIONS

                               FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

INVESTMENT INCOME:
  Dividends(+)....................................................                   $ 4,330,446
  Interest .......................................................                     5,412,787
                                                                                      ----------
    Total Investment Income ......................................                     9,743,233

EXPENSES:
  Investment advisory fees ....................................... $      730,840
  Servicing agent fees ...........................................         56,415
  Administrator's fees ...........................................        115,049
  Professional fees ..............................................         62,790
  Insurance expenses .............................................         53,193
  Transfer Agent fees ............................................         32,305
  Directors' fees ................................................         37,492
  Custodian fees .................................................         17,205
  Compliance fees ................................................         19,694
  Interest expense ...............................................        559,781
  Other ..........................................................         76,052
                                                                    -------------
    Total Expenses ...............................................                      1,760,816
                                                                                      -----------
NET INVESTMENT INCOME ............................................                      7,982,417
                                                                                      -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments sold during the period ........                      1,894,160
  Change in unrealized appreciation/depreciation of investments...                      9,037,676
                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..................                     10,931,836
                                                                                      -----------
NET INCREASE IN NET ASSETS TO COMMON STOCK
  RESULTING FROM OPERATIONS ......................................                    $18,914,253
                                                                                      ===========

----------
(+) For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

        The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

                                                                        SIX MONTHS ENDED
                                                                          MAY 31, 2011         YEAR ENDED
                                                                          (UNAUDITED)       NOVEMBER 30, 2010
                                                                       -----------------   ------------------
OPERATIONS:
   Net investment income ...........................................   $       7,982,417   $       15,650,390
   Net realized gain/(loss) on investments sold during the period ..           1,894,160            6,514,560
   Change in net unrealized appreciation/depreciation of investments           9,037,676           22,570,858
                                                                       -----------------   ------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............          18,914,253           44,735,808

DISTRIBUTIONS:
   Dividends paid from net investment income to Common
      Stock Shareholders(1) ........................................          (8,338,061)         (14,515,278)
                                                                       -----------------   ------------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS                           (8,338,061)         (14,515,278)

FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment
      and Cash Purchase Plan .......................................             196,180              458,224
                                                                       -----------------   ------------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
      RESULTING FROM FUND SHARE TRANSACTIONS........................             196,180              458,224

                                                                       -----------------   ------------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON
   STOCK FOR THE PERIOD ............................................   $      10,772,372   $       30,678,754
                                                                       =================   ==================
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period .............................................   $     171,268,159   $      140,589,405
   Net increase in net assets during the period ....................          10,772,372           30,678,754
                                                                       -----------------   ------------------
   End of period (including undistributed net investment
      income of $576,047 and $931,691, respectively) ...............   $     182,040,531   $      171,268,159
                                                                       =================   ==================

------------
(1)  May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

                    Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                        STATEMENT OF CASH FLOWS

                              FOR THE SIX MONTHS ENDED MAY 31, 2011 (UNAUDITED)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations. ...........  $ 18,914,253
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   Purchase of investment securities ..................................   (30,762,872)
   Proceeds from disposition of investment securities .................    20,553,099
   Sale of short-term investment securities, net ......................       459,305
   Cash received from litigation claim ................................         4,844
   Decrease in dividends and interest receivable ......................        21,307
   Increase in prepaid expenses .......................................       (48,047)
   Net amortization/(accretion) of premium/(discount) .................       (20,458)
   Decrease in payable for investments purchased ......................      (357,270)
   Increase in payables to related parties ............................        14,678
   Decrease in accrued expenses and other liabilities .................        (8,383)
   Change in net unrealized appreciation/depreciation on securities. ..    (9,037,676)
   Net realized gain from investments sold ............................    (1,894,160)
                                                                         ------------
      Net cash provided by operating activities .......................    (2,161,380)
                                                                         ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from loan .................................................    10,300,000
   Distributions paid (net of reinvestment of dividends and changes in dividends payable) to common stock shareholders from net
      investment income ...............................................    (8,138,620)
                                                                         ------------
      Net cash used by financing activities ...........................     2,161,380
                                                                         ------------
      Net increase/(decrease) in cash .................................            --
CASH:
   Beginning of the period ............................................            --
                                                                         ------------
   End of the period ..................................................  $         --
                                                                         ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid during the period ....................................  $    550,464
   Reinvestments of dividends .........................................       196,180
   Increase of dividends payable to common stock shareholders .........         3,261

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS

FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                           SIX MONTHS
                                                             ENDED                         YEAR ENDED NOVEMBER 30,
                                                          MAY 31, 2011       ----------------------------------------------------
                                                          (UNAUDITED)          2010       2009       2008       2007       2006
                                                         ------------        --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................      $  17.47        $  14.38   $   9.00   $  19.71   $  23.29   $  22.40
                                                         ------------        --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income .................................          0.81            1.60       1.43       1.91       2.24       2.04
Net realized and unrealized gain/(loss) on investments           1.12            2.97       5.33     (10.62)     (3.59)      1.06
DISTRIBUTIONS TO AMPS(*) SHAREHOLDERS:
From net investment income ............................            --              --      (0.06)     (0.44)     (0.70)     (0.64)
                                                         ------------        --------   --------   --------   --------   --------
Total from investment operations ......................          1.93            4.57       6.70      (9.15)     (2.05)      2.46
                                                         ------------        --------   --------   --------   --------   --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ............................         (0.85)          (1.48)     (1.32)     (1.53)     (1.53)     (1.57)
From return of capital ................................            --              --         --      (0.03)        --         --
                                                         ------------        --------   --------   --------   --------   --------
Total distributions to Common Stock Shareholders ......         (0.85)          (1.48)     (1.32)     (1.56)     (1.53)     (1.57)
                                                         ------------        --------   --------   --------   --------   --------
Net asset value, end of period ........................      $  18.55        $  17.47   $  14.38   $   9.00   $  19.71   $  23.29
                                                         ============        ========   ========   ========   ========   ========
Market value, end of period ...........................      $  19.32        $  17.84   $  13.10   $   7.28   $  17.00   $  22.08
Total investment return based on net asset value(**) ..         11.32%(****)    33.05%     83.69%   (48.17%)    (8.71%)     12.30%
Total investment return based on market value(**) .....         13.53%(****)    49.14%    106.87%   (51.39%)   (16.95%)     21.06%
RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON STOCK SHAREHOLDERS:
   Total net assets, end of period (in 000's) .........      $182,041        $171,268   $140,589   $ 88,002   $192,737   $227,678
   Operating expenses including interest expense(1) ...          2.01%(***)      2.08%      2.92%      2.67%        --         --
   Operating expenses excluding interest expense ......          1.37%(***)      1.36%      1.70%      1.91%      1.51%      1.50%
   Net investment income(+)............................          9.11%(***)      9.85%     13.34%        --         --         --
   Net investment income, including payments to
      AMPS Shareholders(+).............................            --              --      12.76%      9.37%      6.94%      6.28%
SUPPLEMENTAL DATA:(++)
   Portfolio turnover rate ............................             8%(****)       33%        37%        46%        57%        68%
   Total Managed Assets, end of period (in 000's) .....      $273,641        $252,568   $209,489   $157,002   $321,237   $356,178
   Ratio of operating expenses including interest
       expense(1)(2) to total managed assets ..........          1.34%(***)      1.39%      1.83%      1.54%        --         --
   Ratio of operating expenses excluding interest
       expense(2) to total managed assets .............          0.92%(***)      0.91%      1.07%      1.10%      0.95%      0.94%

------------
(*)    Auction Market Preferred Stock.

(**) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

(***)  Annualized.

(****) Not Annualized.

(+) The net investment income ratios reflect income net of operating expenses, including interest expense.

(++) Information presented under heading Supplemental Data includes AMPS and loan principal balance.

(1)    See Note 8.

(2)    Does not include distributions to AMPS Shareholders.

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                           PER SHARE OF COMMON STOCK (UNAUDITED)

                                 TOTAL                                    DIVIDEND
                               DIVIDENDS   NET ASSET        NYSE        REINVESTMENT
                                  PAID       VALUE     CLOSING PRICE     PRICE (1)
                               ----------  ----------  --------------  --------------
December 31, 2010 - Extra....  $   0.0400  $    17.44  $        17.26  $        17.26
December 31, 2010 ...........      0.1350       17.44           17.26           17.26
January 31, 2011 ............      0.1350       17.66           17.51           17.64
February 28, 2011 ...........      0.1350       18.02           17.87           17.99
March 31, 2011 ..............      0.1350       18.04           18.33           18.04
April 29, 2011 ..............      0.1350       18.38           18.58           18.38
May 31, 2011 ................      0.1350       18.55           19.32           18.55

------------

(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (CONTINUED) (UNAUDITED)

SENIOR SECURITIES

                                                  INVOLUNTARY
                                      ASSET       LIQUIDATION     TOTAL DEBT         ASSET
                                     COVERAGE     PREFERENCE      OUTSTANDING     COVERAGE PER
               TOTAL AMPS(*) SHARES  PER AMPS      PER AMPS      END OF PERIOD     $1,000 OF
   DATE          OUTSTANDING (1)     SHARE (2)     SHARE (3)      (000S) (4)        DEBT (5)
------------   -------------------  ---------    ------------   -------------    -------------
  05/31/11(**)         --               N/A          N/A       $ 91,600         $ 2,987
  11/30/10             --               N/A          N/A         81,300           3,107
  11/30/09             --               N/A          N/A         68,900           3,040
  11/30/08          1,580           $ 80,704    $   25,000         N/A             N/A
  11/30/07          5,140             62,506        25,000         N/A             N/A
  11/30/06          5,140             69,301        25,000         N/A             N/A

-----------------

(1)  See note 7.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

(3)  Excludes accumulated undeclared dividends.

(4)  See note 8.

(5) Calculated by subtracting the Fund's total liabilities (excluding the loan) from the Fund's total assets and dividing that amount by the loan outstanding in 000's.

(*)  Auction Market Preferred Stock.

(**) Unaudited.

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to provide its common shareholders with high current income. The Fund's secondary investment objective is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund's investments as of May 31, 2011 is as follows:

                                                                       LEVEL 2        LEVEL 3
                                            TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                          VALUE AT        QUOTED      OBSERVABLE   UNOBSERVABLE
                                        MAY 31, 2011      PRICE         INPUTS        INPUTS
                                        -------------  ------------  ------------  -------------
Preferred Securities
   Banking                              $  98,809,045  $ 61,843,144  $ 36,498,401  $     467,500
   Financial Services                       8,886,929        53,763     6,655,916      2,177,250
   Insurance                               56,304,509    29,685,881    26,618,628             --
   Utilities                               69,951,829     3,470,635    66,481,194             --
   Energy                                  13,975,655            --    13,975,655             --
   Real Estate Investment Trust (REIT)        251,800       251,800            --             --
   Miscellaneous Industries                 3,366,252            --     3,366,252             --
Corporate Debt Securities                  17,412,452     3,700,273    12,812,346        899,833
Common Stock
   Banking                                    598,455       598,455            --             --
   Utilities                                  328,498       328,498            --             --
Money Market Fund                             135,654       135,654            --             --
                                        -------------  ------------  ------------  -------------
Total Investments                       $ 270,021,078  $100,068,103  $166,408,392  $   3,544,583
                                        =============  ============  ============  =============

     The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

     The Fund's investments in Level 2 and Level 3 are based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, comparable information may be observed for securities that are similar in many respects to those being valued. The Fund

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.

     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                       PREFERRED SECURITIES
                                                                   ---------------------------
                                                                                     FINANCIAL               CORPORATE DEBT
                                         TOTAL INVESTMENTS         BANKING            SERVICES                 SECURITIES
---------------------------------------------------------------------------------------------------------------------------

BALANCE AS OF 11/30/10                    $   2,137,752         $   30,968         $   1,457,430              $   649,354
Accrued discounts/premiums                           --                 --                    --                       --
Realized gain/(loss)                                 --                 --                    --                       --
Change in unrealized appreciation/
 (depreciation)                                 956,831           (13,468)               719,820                  250,479
Net purchases/(sales)                                --                --                     --                       --
Transfers in and/or out of Level 3              450,000            450,000                    --                       --
---------------------------------------------------------------------------------------------------------------------------
BALANCE AS OF 05/31/11                    $   3,544,583        $   467,500         $   2,177,250               $   899,833

     As of May 31, 2011, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $956,831. Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

     Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at

Flaherty & Crumrine/Claymore Total Return Fund Incorporated least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (November 30, 2010, 2009, 2008 and 2007), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's major tax jurisdictions are federal and California. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to preferred shareholders, during 2011 and 2010 were as follows:

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                DISTRIBUTIONS PAID IN FISCAL YEAR 2011            DISTRIBUTIONS PAID IN FISCAL YEAR 2010
                --------------------------------------            --------------------------------------
                  ORDINARY               LONG-TERM                 ORDINARY                LONG-TERM
                   INCOME              CAPITAL GAINS                INCOME               CAPITAL GAINS
                  --------             -------------           --------------            -------------
Common              N/A                     N/A                 $  14,515,278            $          0
Preferred           N/A                     N/A                      N/A                     N/A

     As of November 30, 2010, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

                                UNDISTRIBUTED     UNDISTRIBUTED          NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD    ORDINARY INCOME   LONG-TERM GAIN    APPRECIATION/(DEPRECIATION)
---------------------------    ---------------   --------------    ---------------------------
$    (54,194,228)            $     1,412,023     $           0     $        (6,607,517)

     The composition of the Fund's $54,194,228 accumulated realized capital losses was $2,515,848, $943,555, $1,648,329, $3,780,448, $26,133,604 and
$19,172,444 incurred in 2004, 2005, 2006, 2007, 2008 and 2009, respectively.
These losses may be carried forward and offset against any future capital gains through 2012, 2013, 2014, 2015, 2016 and 2017, respectively. During the year ended November 30, 2010, the Fund utilized $573,838 and $6,013,392 of capital losses expiring in 2011 and 2012, respectively.

     The Regulated Investment Company Modernization Act of 2010 ("Modernization Act") was signed into law on December 22, 2010. Under the Modernization Act the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Fiscal Year 2012 for the Fund) indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

     Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $36,929 of federal excise taxes attributable to calendar year 2010 in March 2011.

     Additional Accounting Standards: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated disclosures required by ASU No. 2010-06 in its financial statement disclosures.

     In May 2011, FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

     IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

3.   DERIVATIVE INSTRUMENTS

     The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

     The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

     The Fund did not use any derivatives during the six months ended May 31, 2011 and the fiscal year ended November 30, 2010.

     Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

4. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund's average weekly total managed assets, 0.50% of the next $300 million of the Fund's average weekly total managed assets, and 0.45% of the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

     Guggenheim Funds Distributors, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as the Fund's Administrator. As Administrator, BNY Mellon calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for BNY Mellon's services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     BNY Mellon also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for BNY Mellon's services, the Fund pays BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

     PFPC Trust Company ("PFPC Trust"), a member of BNY Mellon, serves as the Fund's Custodian. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets, and 0.005% of the Fund's average weekly total managed assets above $1 billion.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.   PURCHASES AND SALES OF SECURITIES

     For the six months ended May 31, 2011 the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $30,762,872 and $20,553,099, respectively.

     At May 31, 2011, the aggregate cost of securities for federal income tax purposes was $267,590,919, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $29,910,003 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $27,479,844.

6.   COMMON STOCK

     At May 31, 2011, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

                                                      SIX MONTHS ENDED               YEAR ENDED
                                                          05/31/11                    11/30/10
                                                   -----------------------      ------------------------
                                                   SHARES        AMOUNT         SHARES        AMOUNT
                                                   --------    -----------      -------      -----------
Shares issued under the Dividend Reinvestment
and Cash Purchase Plan...........................    10,921    $   196,180       27,785      $   458,224
                                                   --------    -----------      -------      -----------

7.   AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. Prior to July 9, 2009, the Fund had preferred stock issued in the form of AMPS. The AMPS was senior to the Common Stock and resulted in the financial leveraging of the Common Stock. As of July 9, 2009, the Fund redeemed and cancelled the last remaining shares of AMPS and does not currently have any issued and outstanding shares of preferred stock.

8.   COMMITTED FINANCING AGREEMENT

     The Fund has entered into a committed financing agreement ("Financing Agreement") that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2011, the committed amount, and amount borrowed, under the Financing Agreement was $91.6 million.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

     Effective January 1, 2011, the lender charges an annualized rate of 0.80% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.95% on the drawn (borrowed) balance. Prior to January 1, 2011, the lender charged an annualized rate of 1.00% on the undrawn balance and three-month LIBOR (reset quarterly) plus 1.10% on the drawn balance. For the six months ended May 31, 2011, the daily weighted average annualized interest rate on the drawn balance was 1.268% and the average daily loan balance was $87,273,077. LIBOR rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund's assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund's ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months' advance notice.

9.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 50% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody's, S&P and Fitch, provided that (a) such securities are rated at least "Ba3" by Moody's, "BB-" by S&P, or "BB-" by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody's, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below "Ba3" by Moody's, "BB-" by S&P and "BB-" by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund's investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen

Flaherty & Crumrine/Claymore Total Return Fund Incorporated months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.  SECURITIES LENDING

     The Fund terminated its securities lending agreements effective April 15, 2011.

11.  SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                              ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2011, $356 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The  Plan  is  described  in  more  detail  in  the  Fund's  Plan brochure.
Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

ADDITIONAL  COMPENSATION  AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund's total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.

PROXY  VOTING  POLICIES  AND  PROXY  VOTING  RECORD  ON  FORM  N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 23, 2010. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-866-351-7446 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.fcclaymore.com.

PORTFOLIO  SCHEDULE  ON  FORM  N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2011. The Fund's Form N-Q is available on the SEC's website at www.sec.gov or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

MEETING TO SHAREHOLDERS

     On April 15, 2011, the Fund held its Annual Meeting of Shareholders (the "Annual Meeting") for the following purpose: Election of Director of the Fund (the "Proposal"). The Proposal was approved by shareholders and the results of the voting are as follows:

PROPOSAL 1: ELECTION OF DIRECTOR.

NAME                               FOR           WITHHELD
--------------------------------   ---------     --------
David Gale......................   8,656,021     269,059

     Donald F. Crumrine, Morgan Gust, Karen H. Hogan and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                    PRINCIPAL                 NUMBER OF FUNDS
                                             TERM OF OFFICE       OCCUPATION(S)               IN FUND COMPLEX
NAME, ADDRESS,                POSITION(S)    AND LENGTH OF        DURING PAST                    OVERSEEN       OTHER DIRECTORSHIPS
   AND AGE                  HELD WITH FUND    TIME SERVED(*)       FIVE YEARS                  BY DIRECTOR      HELD BY DIRECTOR(**)
--------------              --------------  ---------------    ---------------------------  -----------------  --------------------
NON-INTERESTED
DIRECTORS:

DAVID GALE                     Director      Class I Director  President of Delta                    4         Metromedia
Delta Dividend Group, Inc.                        since        Dividend Group, Inc.                            International Group,
220 Montgomery Street                          August 2003     (investments)                                   Inc.
Suite 426
San Francisco, CA 94104
Age: 62

MORGAN GUST                   Director       Class II Director Owner and operator of                 4         CoBiz Financial, Inc.
301 E. Colorado Boulevard        and              since        various entities engaged                        (financial services)
Suite 720                    Nominating        August 2003     in agriculture and real
Pasadena, CA 91101               and                           estate; Former President
Age: 64                      Governance                        of Giant Industries, Inc.
                              Committee                        (petroleum refining and
                              Chairman                         marketing) from March
                                                               2002 through June 2007

KAREN H. HOGAN(+)             Director       Class II Director Active Committee Member               4         None
301 E. Colorado Boulevard                       since          and Volunteer to several
Suite 720                                      July 2005       non-profit organizations;
Pasadena, CA 91101                                             from September 1985 to
Age: 50                                                        January 1997, Senior Vice
                                                               President of Preferred Stock
                                                               Origination at Lehman
                                                               Brothers and previously,
                                                               Vice President of New
                                                               Product Development

---------------------

(*) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

(**) Each Director also serves as a Director for Flaherty & Crumrine Preferred
     Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

(+) As a Director, until July 9, 2009, represented holders of shares of the Fund's Auction Market Preferred Stock.

                    Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                                          PRINCIPAL           NUMBER OF FUNDS
                                               TERM OF OFFICE          OCCUPATION(S)          IN FUND COMPLEX
NAME, ADDRESS,               POSITION(S)       AND LENGTH OF            DURING PAST              OVERSEEN       OTHER DIRECTORSHIPS
   AND AGE                 HELD WITH FUND      TIME SERVED(*)            FIVE YEARS             BY DIRECTOR     HELD BY DIRECTOR(**)
-------------------------- ---------------- -------------------- -------------------------- ------------------- --------------------
NON-INTERESTED
DIRECTORS:

ROBERT F. WULF                Director        Class III Director  Financial Consultant;             4                   None
P.O. Box 753                  and Audit             since         Trustee, University of
Neskowin, OR 97149           Committee           August 2003      Oregon Foundation;
Age: 74                       Chairman                            Trustee, San Francisco
                                                                  Theological Seminary

INTERESTED
DIRECTOR:

DONALD F. CRUMRINE(++)        Director,       Class III Director  Chairman of the Board             4                  None
301 E. Colorado Boulevard    Chairman of           since          and Director of Flaherty &
Suite 720                  the Board and        August 2003       Crumrine Incorporated
Pasadena, CA 91101             Chief
Age: 63                      Executive
                              Officer

----------------

(*) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

(**) Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund; Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

(++) "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

                                                                             PRINCIPAL
                                                 TERM OF OFFICE            OCCUPATION(S)
NAME, ADDRESS,                 POSITION(S)       AND LENGTH OF              DURING PAST
   AND AGE                   HELD WITH FUND       TIME SERVED               FIVE YEARS
-------------------------- --------------------- --------------- ------------------------------------
OFFICERS:

ROBERT M. ETTINGER         President                Since        President and Director of Flaherty &
301 E. Colorado Boulevard                        August 2003     Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 52

R. ERIC CHADWICK           Chief Financial          Since        Director of Flaherty & Crumrine
301 E. Colorado Boulevard  Officer, Vice         July 2004       Incorporated since June 2006;
Suite 720                  President and                         Vice President of Flaherty &
Pasadena, CA 91101         Treasurer                             Crumrine Incorporated
Age: 36

CHAD C. CONWELL            Chief Compliance         Since        Chief Compliance Officer & Vice
301 E. Colorado Boulevard  Officer, Vice         July 2005       President of Flaherty & Crumrine
Suite 720                  President and                         Incorporated; Director of Flaherty
Pasadena, CA 91101         Secretary                             & Crumrine Incorporated since
Age: 38                                                          January 2011

BRADFORD S. STONE          Vice President           Since        Director of Flaherty & Crumrine
47 Maple Street            and Assistant         August 2003     Incorporated since June 2006;
Suite 403                  Treasurer                             Vice President of Flaherty &
Summit, NJ 07901                                                 Crumrine Incorporated
Age: 51

LAURIE C. LODOLO           Assistant                Since        Assistant Compliance Officer and
301 E. Colorado Boulevard  Compliance            July 2004       Secretary of Flaherty & Crumrine
Suite 720                  Officer, Assistant                    Incorporated
Pasadena, CA 91101         Treasurer and
Age: 47                    Assistant Secretary

LINDA M. PUCHALSKI         Assistant                Since        Administrator of Flaherty & Crumrine
301 E. Colorado Boulevard  Treasurer             August 2010     Incorporated
Suite 720
Pasadena, CA 91101
Age: 54

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

     On January 25, 2011, the Board of Directors of the Fund approved the continuation of the existing investment advisory agreement with the Adviser (the "Investment Advisory Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

     In considering whether to approve the Fund's Investment Advisory Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Investment Advisory Agreement during the Special Meeting held on January 13, 2011 for that specific purpose. In reaching their determinations relating to continuance of the Investment Advisory Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, the Board members focused on the following with respect to the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES

     The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund's investment program, as well as the continued provision of significant administrative services beyond what the Investment Advisory Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. Board members also considered the Adviser's sound financial condition and the Adviser's commitment to its business, in part evidenced by the Adviser maintaining its staff despite materially lower revenues during 2008 and 2009 (a period some have called the "global financial crisis"). The Board members evaluated the Adviser's services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser's knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund had employed until recently, the reasons why that strategy would have been ineffective during and after the recent market dislocation, why the Adviser has suspended its customary hedging strategy, and its focus on, and internal resources dedicated to, identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (ii) the Adviser's culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser:
(1) the Adviser's personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Investment Advisory Agreement; (2) the Adviser was responsive to requests of the

Flaherty & Crumrine/Claymore Total Return Fund Incorporated

Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser's service continues to be high.

INVESTMENT PERFORMANCE

     As occurred last year, Board members took note of the extraordinary market conditions since 2008, the more recent recovery in markets for the Fund's securities and the Fund's superior recent performance, which evidenced the Adviser's continued adherence to its investment discipline. The Board members considered the Fund's relative performance since inception, including its performance in recent fiscal periods, including its disappointing absolute performance over certain periods that preceded the recent period of excellent performance. The Board members reviewed the Fund's performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined differences between the Fund and certain funds in the comparison group. The Board members also reviewed relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees and below average advisory/administration/shareholder service fees.

PROFITABILITY

     The Board members considered the Adviser's methodology for determining its profitability with respect to the Fund, and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Board members noted, in recent years, that declining assets under management, when compared to historic highs, has led to declining Adviser profitability, but noted with approval the Adviser's continued commitment to maintaining existing personnel and service levels. The Board members also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE

     The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on adverse market conditions and related deleveraging, the Fund's size had declined significantly from historic highs - although recently aggregate assets had increased as a result of market appreciation. Thus, in light of these circumstances, the Adviser would not benefit from economies of scale, especially where personnel and other Adviser costs of providing services did not decline commensurately. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Board members accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Board members

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level (commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Board members determined that the existing advisory fee levels reflect possible economies of scale, and possibly at levels more favorable to the Fund than might have been negotiated had the substantial volatility of the Fund's asset levels been anticipated at the time the breakpoints had been agreed upon.

     In light of their discussions and considerations as described above, the Board members made the following determinations:

     - the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

     - the Fund's overall performance over time has been satisfactory, and its absolute performance for recent periods was reflective of market conditions, given the Fund's investment policies and strategies and the Adviser's adherence to them, which is responsible for the recent superior performance as markets stabilized;

     - the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

     - there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

     Based on these conclusions, the Board members determined that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

DIRECTORS
     Donald F. Crumrine, CFA
          Chairman  of the Board
     David Gale Morgan Gust
     Karen H. Hogan
     Robert F. Wulf, CFA

OFFICERS
     Donald  F.  Crumrine,  CFA
          Chief Executive Officer
     Robert M. Ettinger, CFA
          President
     R. Eric Chadwick, CFA
          Chief Financial Officer,
          Vice President and Treasurer
     Chad C. Conwell
          Chief Compliance Officer,
          Vice President and Secretary
     Bradford S. Stone
          Vice President and
          Assistant Treasurer
     Laurie C. Lodolo
          Assistant Compliance Officer,
          Assistant Treasurer and
          Assistant Secretary
     Linda M. Puchalski
          Assistant Treasurer

INVESTMENT ADVISER
     Flaherty & Crumrine Incorporated e-mail: flaherty@pfdincome.com

SERVICING AGENT
     Guggenheim Funds Distributors, Inc. 1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN
 FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --
              BNY Mellon Shareowner Services
              1-866-351-7446

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                       (FLAHERTY & CRUMRINE/CLAYMORE LOGO)

                               Semi-Annual Report

                                  May 31, 2011

                               www.fcclaymore.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or  this  Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (a)(1)  Not  applicable.

     (a)(2)  Certifications  pursuant  to  Rule  30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not  applicable.

     (b)     Certifications  pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        Flaherty & Crumrine/Claymore Total Return Fund Incorporated
           ---------------------------------------------------------------------

By (Signature and Title)*   /s/ Donald F. Crumrine
                            ---------------------------------------------------
                            Donald F. Crumrine, Director, Chairman of the Board
                            and Chief Executive Officer
                            (principal executive officer)

Date     7/26/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Donald F. Crumrine
                            ---------------------------------------------------
                            Donald F. Crumrine, Director, Chairman of the Board
                            and Chief Executive Officer
                            (principal executive officer)

Date     7/26/11

By (Signature and Title)*   /s/ R. Eric Chadwick
                            --------------------------------------------------
                            R. Eric Chadwick, Chief Financial Officer, Treasurer
                            and Vice President
                            (principal financial officer)

Date     7/26/11

-----------
*   Print the name and title of each signing officer under his or her signature.